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                                                                    Exhibit 23.3


                          CONSENT OF DIRECTOR NOMINEE


     I, Peter Stanton, do hereby consent to being named in the Prospectus constituting part of this Form S-1 as a nominee for director of Cavanaughs Hospitality Corporation.



                                             /s/  Peter F. Stanton
                                                  ----------------
                                                  Peter Stanton

                                                  January 20, 1998